UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22094

AIP Long/Short Fund A

(Exact Name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Joseph Benedetti, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (212) 296-6970

Date of fiscal year end: December 31

Date of reporting period: September 30, 2015

Item 1.	Schedule of Investments.

The Registrant’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Long/Short Fund A

Schedule of Investments (Unaudited)

September 30, 2015

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds

Equity Long/Short - High Hedge
Atlas Enhanced Fund, Ltd.	1/1/2015	$11,048,223	$11,590,880	6.13%
Citadel Global Equities Fund Ltd.	2/1/2015	3,541,401	3,815,289	2.02
Cormorant Global Healthcare Offshore Fund, Ltd.	7/1/2013	41,284	93,133	0.05
Horizon Portfolio I Limited	5/1/2015	9,000,001	9,193,653	4.86
Millennium International, Ltd.	5/1/2015	10,000,000	10,509,801	5.55
Visium Balanced Offshore Fund, Ltd.	11/1/2010	6,333,325	10,384,268	5.49

Total Equity Long/Short - High Hedge		39,964,234	45,587,024	24.10

Equity Long/Short - Opportunistic
Adelphi Europe Fund (The)	1/1/2008	5,360,510	8,959,564	4.74
Broadway Gate Offshore Fund, Ltd.	5/1/2009	8,270,953	12,402,829	6.56
Destrier Capital Partners, Ltd.	7/1/2013	6,447,263	5,409,164	2.86
Doonbeg Fund, Ltd.	8/1/2011	6,195,826	8,164,455	4.32
East Side Capital Offshore, Ltd.	1/1/2008	4,805,228	8,565,711	4.53
Pelham Long/Short Fund Ltd	11/1/2009	6,647,727	10,689,024	5.65
Quentec Fund, Ltd.	10/1/2012	6,074,632	8,105,647	4.28
Scopus Partners II, L.P.	4/1/2015	10,605,677	10,604,618	5.60
Spitfire Qualified Fund Ltd. (The)	3/11/2013	6,000,000	7,393,364	3.91
Turiya Fund	3/1/2012	7,903,941	13,267,528	7.01
Two Sigma Constellation One Fund, Ltd.	7/1/2015	3,000,000	2,909,783	1.54
Tyrian Global Opportunities Offshore, Ltd.	6/1/2013	9,000,000	8,233,527	4.35
Valinor Capital Partners Offshore, Ltd.	3/1/2014	7,407,197	7,782,159	4.11

Total Equity Long/Short - Opportunistic		87,718,954	112,487,373	59.46

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Long/Short Fund A

Schedule of Investments (Unaudited) (continued)

September 30, 2015

Description	First Acquisition Date	Cost		Fair Value	Percent of Net Assets
Investment Funds (continued)

Event Driven Equity
Sachem Head Offshore Ltd.	4/1/2015	$9,400,000		$9,049,750	4.78%

Total Driven Equity		9,400,000		9,049,750	4.78

Statistical Arbitrage
OxAm Quant Fund (International) Limited	3/1/2015	8,000,000		8,521,539	4.50

Total Statistical Arbitrage		8,000,000		8,521,539	4.50

Total Investments in Investment Funds		$145,083,188	*	175,645,686	92.84

Other Assets, less Liabilities				13,546,715	7.16

Total Net Assets				$189,192,401	100.00%

*	At September 30, 2015, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$189,527,546

Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(13,881,860)

Net tax unrealized appreciation/depreciation on investments	$(13,881,860)

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Long/Short Fund A

Schedule of Investments (Unaudited) (continued)

September 30, 2015

Strategy Allocation	Percent of Net Assets
Equity Long/Short - Opportunistic	59.46%
Equity Long/Short - High Hedge	24.10
Event Driven Equity	4.78
Statistical Arbitrage	4.50

Total Investments in Investment Funds	92.84%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of AIP Long/Short Fund A (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments), or within the near term or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2015 to September 30, 2015, the Fund did not have any transfers between Levels 1, 2, or 3.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 (“ASU 2015-07”), “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the practical expedient, as defined by ASC 820, Fair Value Measurement. The Fund has elected to early adopt and retrospectively apply ASU 2015-07. The impact of the early adoption has been reflected in the Notes to Financial Statements. As of September 30, 2015, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.

Item 2.	Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in the form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes or corrective actions during the Registrant’s third fiscal quarter with regard to significant deficiencies or material weaknesses in the Registrant’s internal controls over financial reporting or in other factors that could materially affect the Registrant’s internal controls over financial reporting.

Item 3.	Exhibits

(a)	Certifications of Principal Executive Officer and Principal Financial Officer attached to the report as part of EX-99. CERT

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AIP Long/Short Fund A

By:	/s/ John H. Gernon
Name:	John H. Gernon
Title:	Principal Executive Officer
Date:	November 24, 2015

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name:	John H. Gernon
Title:	Principal Executive Officer
Date:	November 24, 2015

By:	/s/ Noel Langlois
Name:	Noel Langlois
Title:	Principal Financial Officer
Date:	November 24, 2015